September 27, 2000

(Executive Name)
(Executive Address)


Dear (Name):

Effective as of the date of this letter and in accordance  with the operation of
Section 271 of the Delaware General Corporation Law, Trenwick Group Ltd. hereby assumes the benefits and obligations of Trenwick Group Inc. under the Amended and Restated Agreement, dated as of September 26, 2000, by and between Trenwick Group Inc. and you, a copy of which is attached hereto (the "Agreement").

On or after the date hereof, notices under the Agreement to the Trenwick Group Ltd., as successor to Trenwick Group Inc., should be made to the following address:

                                    Trenwick Group Ltd.
                                    Continental Building
                                    25 Church Street
                                    Hamilton HM 12
                                    Bermuda
                                    Attn: Secretary

Sincerely,

TRENWICK GROUP LTD.



By:______________________
    James F. Billett, Jr.
    Chairman, President &
    Chief Executive Officer